                                THE RBB FUND, INC.

                           ARTICLES SUPPLEMENTARY TO THE
                                      CHARTER


                THE RBB FUND, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

                FIRST: The Board of Directors of the Corporation, an open-end investment company registered under the Investment Company Act of 1940, as amended, and having authorized capital of Thirty Billion (30,000,000,000) shares of common stock, par value $.001 per share, has adopted resolutions at a meeting of the Board of Directors of the Corporation on March 9, 2001, which reclassifies Four Billion Nine Hundred Ninety-Seven Million (4,997,000,000) authorized and unissued shares of the Corporation, increasing the number of shares of common stock that are classified (but not increasing the aggregate number of authorized shares) into separate classes by:

         (1) reclassifying the Delta 1 Shares and adding an additional two billion four hundred ninety-nine million (2,499,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, to the Delta 1 Shares, for a total of 2,500,000,000 Shares with an aggregate par value of two million five hundred thousand dollars ($2,500,000), all redesignated as Bear Stearns Money Common Stock;

         (2) reclassifying the Delta 2 Shares and adding an additional one billion four hundred ninety-nine million (1,499,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, to the Delta 2 Shares, for a total of 1,500,000,000 Shares with an aggregate par value of one million five hundred thousand dollars ($1,500,000), all redesignated as Bear Stearns Municipal Money Common Stock;

         (3) reclassifying the Delta 3 Shares and adding an additional nine hundred ninety-nine million (999,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, to the Delta 3 Shares, for a total of 1,000,000,000 Shares with an aggregate par value of one million dollars ($1,000,000), all redesignated as Bear Stearns Government Money Common Stock;

                SECOND: A description of the shares so classified with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as follows:

                A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions or redemption of each class of common stock of the Corporation is set forth in Article VI, Section (6) of the Corporation's Charter, and has not been changed by the Board of Directors of the Corporation.

                The shares of Bear Stearns Money Common Stock, Bear Stearns Municipal Money Common Stock and Bear Stearns Government Money Common Stock will be issued without stock certificates.

                The shares of Bear Stearns Money Common Stock and previously classified Classes E, G, I, L, Principal, Select, Epsilon 1, Zeta 1, Eta 1 and Theta 1 Common Stock shall be invested in a common investment portfolio.

                The shares of Bear Stearns Municipal Money Common Stock and previously classified Classes F, H, J, M, R, Beta 2, Gamma 2, Epsilon 2, Zeta 2, Eta 2 and Theta 2 shall be invested in a common investment portfolio.

                The shares of Bear Stearns Government Money Common Stock and previously classified Classes K, N, S, Beta 3, Gamma 3, Epsilon 3, Zeta 3, Eta 3 and Theta 3 shall be invested in a common investment portfolio.

                THIRD: The shares aforesaid have been duly reclassified by the Board of Directors of the Corporation pursuant to authority and power contained in the charter of the Corporation.

                FOURTH: Immediately before the reclassification and the increase of the aforesaid shares of common stock:

                           (a)      the Corporation had authority to issue
thirty billion (30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes was thirty million dollars ($30,000,000);

                           (b)      the number of shares of each authorized
class of common stock was as follows:

Class A     -     one hundred million (100,000,000), par value $.001 per share;

Class B     -     one hundred million (100,000,000), par value $.001 per share;

Class C     -     one hundred million (100,000,000), par value $.001 per share;

Class D     -     one hundred million (100,000,000), par value $.001 per share;

Class E     -     five hundred million (500,000,000), par value $.001 per share;

Class F     -     five hundred million (500,000,000), par value $.001 per share;

Class G     -     five hundred million (500,000,000), par value $.001 per share;

Class H     -     five hundred million (500,000,000), par value $.001 per share;

Class I     -     one billion five hundred million (1,500,000,000), par value
                  $.001 per share;

Class J     -     five hundred million (500,000,000), par value $.001 per share;

Class K     -     five hundred million (500,000,000), par value $.001 per share;

Class L     -     one billion five hundred million (1,500,000,000), par value
                  $.001 per share;

Class M     -     five hundred million (500,000,000), par value $.001 per share;

Class N     -     five hundred million (500,000,000), par value $.001 per share;

Class O     -     five hundred million (500,000,000), par value $.001 per share;

Class P     -     one hundred million (100,000,000), par value $.001 per share;

Class Q     -     one hundred million (100,000,000), par value $.001 per share;

Class R     -     five hundred million (500,000,000), par value $.001 per share;

Class S     -     five hundred million (500,000,000), par value $.001 per share;

Class T     -     five hundred million (500,000,000), par value $.001 per share;

Class U     -     five hundred million (500,000,000), par value $.001 per share;

Class V     -     five hundred million (500,000,000), par value $.001 per share;

Class W     -     one hundred million (100,000,000), par value $.001 per share;

Class X     -     fifty million (50,000,000), par value $.001 per share;

Class Y     -     fifty million (50,000,000), par value $.001 per share;

Class Z     -     fifty million (50,000,000), par value $.001 per share;

Class AA    -     fifty million (50,000,000), par value $.001 per share;

Class BB    -     fifty million (50,000,000), par value $.001 per share;

Class CC    -     fifty million (50,000,000), par value $.001 per share;

Class DD    -     one hundred million (100,000,000), par value $.001 per share;

Class EE    -     one hundred million (100,000,000), par value $.001 per share;

Class FF    -     fifty million (50,000,000), par value $.001 per share;

Class GG    -     fifty million (50,000,000), par value $.001 per share;

Class HH    -     fifty million (50,000,000), par value $.001 per share;

Class II    -     one hundred million (100,000,000), par value $.001 per share;

Class JJ    -     one hundred million (100,000,000), par value $.001 per share;

Class KK    -     one hundred million (100,000,000), par value $.001 per share;

Class LL    -     one hundred million (100,000,000), par value $.001 per share;

Class MM    -     one hundred million (100,000,000), par value $.001 per share;

Class NN    -     one hundred million (100,000,000), par value $.001 per share;

Class OO    -     one hundred million (100,000,000), par value $.001 per share;

Class PP    -     one hundred million (100,000,000), par value $.001 per share;

Class QQ    -     one hundred million (100,000,000), par value $.001 per share;

Class RR    -     one hundred million (100,000,000), par value $.001 per share;

Class SS    -     one hundred million (100,000,000), par value $.001 per share;

Class TT    -     one hundred million (100,000,000), par value $.001 per share;

Class UU    -     one hundred million (100,000,000), par value $.001 per share;

Class VV    -     one hundred million (100,000,000), par value $.001 per share;

Class WW               -   one hundred million (100,000,000), par value $.001
                           per share;

Class YY               -   one hundred million (100,000,000), par value $.001;

Class ZZ               -   one hundred million (100,000,000), par value $.001;

Class AAA              -   one hundred million (100,000,000), par value $.001;

Class BBB              -   one hundred million (100,000,000), par value $.001;

Class CCC              -   one hundred million (100,000,000), par value $.001;

Class DDD              -   one hundred million (100,000,000), par value $.001;

Class EEE              -   one hundred million (100,000,000), par value $.001;

Class FFF              -   one hundred million (100,000,000), par value $.001;

Class GGG              -   one hundred million (100,000,000), par value $.001;

Class HHH              -   one hundred million (100,000,000), par value $.001;

Class III              -   one hundred million (100,000,000), par value $.001;

Class JJJ              -   one hundred million (100,000,000), par value $.001;

Class KKK              -   one hundred million (100,000,000), par value $.001;

Class LLL              -   one hundred million (100,000,000), par value $.001;

Class MMM              -   one hundred million (100,000,000), par value $.001;

Class NNN              -   one hundred million (100,000,000), par value $.001;

Class OOO              -   one hundred million (100,000,000), par value $.001;

Class Select           -   seven hundred million (700,000,000), par value $.001
                           per share;

Class Beta 2           -   one million (1,000,000), par value $.001 per share;

Class Beta 3           -   one million (1,000,000), par value $.001 per share;

Class Beta 4           -   one million (1,000,000), par value $.001 per share;

Class Principal Money  -   seven hundred million (700,000,000), par value $.001
                           per share;

Class Gamma 2          -   one million (1,000,000), par value $.001 per share;

Class Gamma 3          -   one million (1,000,000), par value $.001 per share;

Class Gamma 4     -   one million (1,000,000), par value $.001 per share;

Class Delta 1     -   one million (1,000,000), par value $.001 per share;

Class Delta 2     -   one million (1,000,000), par value $.001 per share;

Class Delta 3     -   one million (1,000,000), par value $.001 per share;

Class Delta 4     -   one million (1,000,000), par value $.001 per share;

Class Epsilon 1   -   one million (1,000,000), par value $.001 per share;

Class Epsilon 2   -   one million (1,000,000), par value $.001 per share;

Class Epsilon 3   -   one million (1,000,000), par value $.001 per share;

Class Epsilon 4   -   one million (1,000,000), par value $.001 per share;

Class Zeta 1      -   one million (1,000,000), par value $.001 per share;

Class Zeta 2      -   one million (1,000,000), par value $.001 per share;

Class Zeta 3      -   one million (1,000,000), par value $.001 per share;

Class Zeta 4      -   one million (1,000,000), par value $.001 per share;

Class Eta 1       -   one million (1,000,000), par value $.001 per share;

Class Eta 2       -   one million (1,000,000), par value $.001 per share;

Class Eta 3       -   one million (1,000,000), par value $.001 per share;

Class Eta 4       -   one million (1,000,000), par value $.001 per share;

Class Theta 1     -   one million (1,000,000), par value $.001 per share;

Class Theta 2     -   one million (1,000,000), par value $.001 per share;

Class Theta 3     -   one million (1,000,000), par value $.001 per share;

Class Theta 4     -   one million (1,000,000), par value $.001 per share;

for a total of fifteen billion nine hundred seventy-six million (15,976,000,000) shares classified into separate classes of common stock.

                After the reclassification and increase of the aforesaid shares of common stock:

                           (c)      the Corporation has the authority to
issue thirty billion (30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes is now thirty million dollars ($30,000,000); and

                           (d)      the number of authorized shares of each
class is now as follows:

Class A   -   one hundred million (100,000,000), par value $.001 per share;

Class B   -   one hundred million (100,000,000), par value $.001 per share;

Class C   -   one hundred million (100,000,000), par value $.001 per share;

Class D   -   one hundred million (100,000,000), par value $.001 per share;

Class E   -   five hundred million (500,000,000), par value $.001 per share;

Class F   -   five hundred million (500,000,000), par value $.001 per share;

Class G   -   five hundred million (500,000,000), par value $.001 per share;

Class H   -   five hundred million (500,000,000), par value $.001 per share;

Class I   -   one billion five hundred million (1,500,000,000), par value $.001 per share;

Class J   -   five hundred million (500,000,000), par value $.001 per share;

Class K   -   five hundred million (500,000,000), par value $.001 per share;

Class L   -   one billion five hundred million (1,500,000,000), par value $.001 per share;

Class M   -   five hundred million (500,000,000), par value $.001 per share;

Class N   -   five hundred million (500,000,000), par value $.001 per share;

Class O   -   five hundred million (500,000,000), par value $.001 per share;

Class P   -   one hundred million (100,000,000), par value $.001 per share;

Class Q   -   one hundred million (100,000,000), par value $.001 per share;

Class R   -   five hundred million (500,000,000), par value $.001 per share;

Class S   -   five hundred million (500,000,000), par value $.001 per share;

Class T    -    five hundred million (500,000,000), par value $.001 per share;

Class U    -    five hundred million (500,000,000), par value $.001 per share;

Class V    -    five hundred million (500,000,000), par value $.001 per share;

Class W    -    one hundred million (100,000,000), par value $.001 per share;

Class X    -    fifty million (50,000,000), par value $.001 per share;

Class Y    -    fifty million (50,000,000), par value $.001 per share;

Class Z    -    fifty million (50,000,000), par value $.001 per share;

Class AA   -    fifty million (50,000,000), par value $.001 per share;

Class BB   -    fifty million (50,000,000), par value $.001 per share;

Class CC   -    fifty million (50,000,000), par value $.001 per share;

Class DD   -    one hundred million (100,000,000), par value $.001 per share;

Class EE   -    one hundred million (100,000,000), par value $.001 per share;

Class FF   -    fifty million (50,000,000), par value $.001 per share;

Class GG   -    fifty million (50,000,000), par value $.001 per share;

Class HH   -    fifty million (50,000,000), par value $.001 per share;

Class II   -    one hundred million (100,000,000), par value $.001 per share;

Class JJ   -    one hundred million (100,000,000), par value $.001 per share;

Class KK   -    one hundred million (100,000,000), par value $.001 per share;

Class LL   -    one hundred million (100,000,000), par value $.001 per share;

Class MM   -    one hundred million (100,000,000), par value $.001 per share;

Class NN   -    one hundred million (100,000,000), par value $.001 per share;

Class OO   -    one hundred million (100,000,000), par value $.001 per share;

Class PP   -    one hundred million (100,000,000), par value $.001 per share;

Class QQ   -    one hundred million (100,000,000), par value $.001 per share;

Class RR   -    one hundred million (100,000,000), par value $.001 per share;

Class SS       -   one hundred million (100,000,000), par value $.001 per share;

Class TT       -   one hundred million (100,000,000), par value $.001 per share;

Class UU       -   one hundred million (100,000,000), par value $.001 per share;

Class VV       -   one hundred million (100,000,000), par value $.001 per share;

Class WW       -   one hundred million (100,000,000), par value $.001 per share;

Class YY       -   one hundred million (100,000,000), par value $.001;

Class ZZ       -   one hundred million (100,000,000), par value $.001;

Class AAA      -   one hundred million (100,000,000), par value $.001;

Class BBB      -   one hundred million (100,000,000), par value $.001;

Class CCC      -   one hundred million (100,000,000), par value $.001;

Class DDD      -   one hundred million (100,000,000), par value $.001;

Class EEE      -   one hundred million (100,000,000), par value $.001;

Class FFF      -   one hundred million (100,000,000), par value $.001;

Class GGG      -   one hundred million (100,000,000), par value $.001;

Class HHH      -   one hundred million (100,000,000), par value $.001;

Class III      -   one hundred million (100,000,000), par value $.001;

Class JJJ      -   one hundred million (100,000,000), par value $.001;

Class KKK      -   one hundred million (100,000,000), par value $.001;

Class LLL      -   one hundred million (100,000,000), par value $.001;

Class MMM      -   one hundred million (100,000,000), par value $.001;

Class NNN      -   one hundred million (100,000,000), par value $.001;

Class OOO      -   one hundred million (100,000,000), par value $.001;

Class Select   -   seven hundred million (700,000,000), par value $.001 per
                   share;

Class Beta 2   -   one million (1,000,000), par value $.001 per share;

Class Beta 3            -   one million (1,000,000), par value $.001 per share;

Class Beta 4            -   one million (1,000,000), par value $.001 per share;

Class Principal Money   -   seven hundred million (700,000,000), par value
                            $.001 per share;

Class Gamma 2           -   one million (1,000,000), par value $.001 per share;

Class Gamma 3           -   one million (1,000,000), par value $.001 per share;

Class Gamma 4           -   one million (1,000,000), par value $.001 per share;

Class Bear Stearns
Money                   -   two billion five hundred million (2,500,000,000),
                            par value $.001 per share;

Class Bear Stearns
Municipal Money         -   one billion five hundred million (1,500,000,000),
                            par value $.001 per share;

Class Bear Stearns
Government Money        -   one billion (1,000,000,000), par value $.001 per
                            share;

Class Delta 4           -   one million (1,000,000), par value $.001 per share;

Class Epsilon 1         -   one million (1,000,000), par value $.001 per share;

Class Epsilon 2         -   one million (1,000,000), par value $.001 per share;

Class Epsilon 3         -   one million (1,000,000), par value $.001 per share;

Class Epsilon 4         -   one million (1,000,000), par value $.001 per share;

Class Zeta 1            -   one million (1,000,000), par value $.001 per share;

Class Zeta 2            -   one million (1,000,000), par value $.001 per share;

Class Zeta 3            -   one million (1,000,000), par value $.001 per share;

Class Zeta 4            -   one million (1,000,000), par value $.001 per share;

Class Eta 1             -   one million (1,000,000), par value $.001 per share;

Class Eta 2             -   one million (1,000,000), par value $.001 per share;

Class Eta 3             -   one million (1,000,000), par value $.001 per share;

Class Eta 4             -   one million (1,000,000), par value $.001 per share;

Class Theta 1   -   one million (1,000,000), par value $.001 per share;

Class Theta 2   -   one million (1,000,000), par value $.001 per share;

Class Theta 3   -   one million (1,000,000), par value $.001 per share;

Class Theta 4   -   one million (1,000,000), par value $.001 per share;

for a total of twenty billion nine hundred seventy-three million
(20,973,000,000) shares classified into separate classes of common stock.


                  IN WITNESS WHEREOF, The RBB Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on the 13th day of March, 2001.

                                                   THE RBB FUND, INC.
WITNESS:


    /s/Michael P. Malloy                           /s/ Edward J. Roach
    --------------------                           -------------------
    Michael P. Malloy                              Edward J. Roach
    Secretary                                      President

                                  CERTIFICATE


                  THE UNDERSIGNED, President of The RBB Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles Supplementary are the act of the said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                                   /s/ Edward J. Roach
                                                   --------------------
                                                   Edward J. Roach
                                                   President